Exhibit 10.9

WIN-FUNG FIBREGLASS SDN 13HD (117136-D)

Lot 3893, Jalan 40 D, Kg. 8aru Subang, Seksyen U6, 40150 Shah Alam, Selangor, Malaysia.

Tel: +603-78471828 (4 Hunting Line) Fax: General +603-7846 3105, Aces +603-7846 8137

Website: www.winfung.com.my Email: enquiry@Winfung.cam.my

SST Ho. 816-1808-21014322

23rd January 2021

Flakeshield Sdn Bhd

No. 21-2 (first floor), Jalan zuhrah BH US/BH

Subang Mumi, Seksyen U5

40150 Shah Alam

Selangor

ATTN : Mr Fong Yen Way

NOTICE OF EXTENSION OF RENTAL PREMISES LOCATION AT

LOT 3893, JALAN 4D, SEKSYEN U6, KAMPUNG BARU SUBANG, 40150 SHAH ALAM,

SELANGOR

We refer to our tenancy agreement dated lst April 2018 and hereby to accept your request to extend the said rental agreement for another THREE (3) years with effect from 1st April 2021 to 31st March 2024.

The terms and conditions mentioned In the existing tenancy agreement is remain unchanged.

Thank you.

Yours faithfully

(Seal) Win-Fung Fibreglass Sdn Bhd

/s/ Lew Chee Hoong
Director

Acknowledged by

(Seal) Flakeshield Sdn Bhd
Fong Yen Way
NRIC No.***
Date: 24/01/2021